The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	HV05-16
	Balances as of various

Total Current Balance:	1,691,052,567
Total Original Balance:	1,694,267,531

Number Of Loans:	3,803

			Minimum	Maximum
Average Current Balance:	$444,662.78		$27,592.00	$2,603,364.83
Average Original Amount:	$445,508.16		$28,000.00	$2,600,000.00

Weighted Average Gross Coupon:	5.617%		1.000	9.625%
Weighted Average Gross Margin:	3.149%		0.900	6.400%
Weighted Average Max Int Rate:	9.958%		8.950	13.075%
Weighted Average Min Int Rate:	3.141%		0.900	6.400%

Weighted Average Original Ltv:	76.30%		2.75	95.00%

Weighted Average Neg Amort Limit:	115		110	115
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	703		0	821

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	359	months	349	360	months
Weighted Average Seasoning:	1	months	0	11	months

Weighted Average Next Rate Reset:	1	months	1	3	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Next Pymt Reset:	12	months	2	13	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Top State Concentrations ($):	61.56 % California, 10.28 % Florida, 4.07 % Nevada
Top Prepay Penalty Concentrations ($):	76.73 % Prepayment Penalty, 23.27 % No Prepayment Penalty
Top Silent 2Nds Concentrations ($):	71.91 % No Silent Seconds, 28.09 % Silent Second
Maximum Zip Code Concentration ($):	0.47% 92253 (LA QUINTA, CA)

First Pay Date:			Jan 01, 2005	Jan 01, 2006
Paid To Date:			Sep 01, 2005	Jan 01, 2006
Mature Date:			Dec 01, 2034	Dec 01, 2035

Table

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	Principal Balance Outstanding as of the Cutoff Date

CURRENT BALANCE:
27,592 - 50,000	7	271,570.97	0.02
50,001 - 100,000	77	6,050,180.63	0.36
100,001 - 150,000	180	22,987,292.22	1.36
150,001 - 200,000	288	50,874,707.53	3.01
200,001 - 250,000	313	70,902,166.22	4.19
250,001 - 300,000	278	76,615,499.54	4.53
300,001 - 350,000	249	80,801,477.46	4.78
350,001 - 400,000	398	151,310,406.98	8.95
400,001 - 450,000	456	193,941,821.13	11.47
450,001 - 500,000	370	176,104,432.02	10.41
500,001 - 550,000	259	135,850,095.76	8.03
550,001 - 600,000	228	131,171,818.32	7.76
600,001 - 650,000	248	156,829,358.63	9.27
650,001 - 700,000	81	54,735,581.55	3.24
700,001 - 750,000	67	48,763,971.25	2.88
750,001 - 800,000	33	25,660,026.49	1.52
800,001 - 850,000	36	29,729,103.48	1.76
850,001 - 900,000	39	34,420,569.14	2.04
900,001 - 950,000	19	17,477,535.86	1.03
950,001 - 1,000,000	49	48,468,397.96	2.87
1,000,001 - 1,050,000	8	8,175,851.32	0.48
1,050,001 - 1,100,000	13	14,042,896.42	0.83
1,100,001 - 1,150,000	7	7,943,602.90	0.47
1,150,001 - 1,200,000	9	10,617,104.90	0.63
1,200,001 - 1,250,000	10	12,285,720.19	0.73
1,250,001 - 1,300,000	5	6,454,789.99	0.38
1,300,001 - 1,350,000	8	10,645,317.98	0.63
1,350,001 - 1,400,000	14	19,270,906.09	1.14
1,400,001 - 1,450,000	2	2,878,488.91	0.17
1,450,001 - 1,500,000	26	38,715,339.56	2.29
1,500,001 - 1,550,000	1	1,520,000.00	0.09
1,550,001 - 1,600,000	2	3,182,340.22	0.19
1,600,001 - 1,650,000	5	8,131,806.29	0.48
1,650,001 - 1,700,000	3	5,043,363.72	0.30
1,700,001 - 1,750,000	2	3,458,670.37	0.20
1,750,001 - 1,800,000	2	3,548,033.63	0.21
1,850,001 - 1,900,000	1	1,895,817.72	0.11
1,900,001 - 1,950,000	4	7,690,474.58	0.45
1,950,001 - 2,000,000	4	7,981,433.62	0.47
2,000,001 - 2,050,000	1	2,001,230.57	0.12
2,600,001 - 2,603,365	1	2,603,364.83	0.15
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

ORIGINAL TERM:
360	3,803	1,691,052,566.95	100.00
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

REMAINING TERM:
349 - 350	1	27,592.00	0.00
351 - 360	3,802	1,691,024,974.95	100.00
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

CONFORMING:
NC	2,507	1,389,521,420.40	82.17
CON	1,296	301,531,146.55	17.83
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PROPERTY TYPE:
Single Family	2,107	971,752,510.08	57.46
PUD	864	395,622,514.25	23.40
Condominium	528	191,373,447.56	11.32
Two-Four Family	303	132,060,881.60	7.81
Co-Op	1	243,213.46	0.01
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

OCCUPANCY:
Primary	2,592	1,259,653,494.25	74.49
Investor	942	314,783,273.05	18.61
Second Home	269	116,615,799.65	6.90
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PURPOSE:
Purchase	1,912	827,968,105.90	48.96
Cash Out Refinance	1,418	647,210,440.63	38.27
Rate/Term Refinance	473	215,874,020.42	12.77
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

DOCUMENTATION:
Reduced Documentation	2,739	1,285,267,580.33	76.00
Full Documentation	581	228,280,304.47	13.50
SISA	310	122,523,351.13	7.25
Alternative Documentation	172	54,382,760.86	3.22
Unknown	1	598,570.16	0.04
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

ORIGINAL LTV:
<= 10.00	2	552,775.08	0.03
10.01 - 15.00	1	102,754.54	0.01
15.01 - 20.00	1	498,808.47	0.03
20.01 - 25.00	1	54,352.27	0.00
25.01 - 30.00	5	1,608,323.09	0.10
30.01 - 35.00	9	2,879,941.45	0.17
35.01 - 40.00	7	3,603,871.29	0.21
40.01 - 45.00	22	8,776,552.33	0.52
45.01 - 50.00	34	14,977,208.79	0.89
50.01 - 55.00	49	25,568,663.49	1.51
55.01 - 60.00	73	44,836,781.03	2.65
60.01 - 65.00	137	77,423,938.93	4.58
65.01 - 70.00	299	160,555,732.07	9.49
70.01 - 75.00	618	334,656,912.59	19.79
75.01 - 80.00	1,992	831,881,370.03	49.19
80.01 - 85.00	19	6,560,964.83	0.39
85.01 - 90.00	361	123,089,809.34	7.28
90.01 - 95.00	173	53,423,807.33	3.16
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

STATE:
California	2,043	1,040,947,206.65	61.56
Florida	447	173,920,633.70	10.28
Nevada	183	68,835,484.69	4.07
Arizona	162	57,512,168.37	3.40

All Others (41) + DC	968	349,837,073.54	20.69
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GROSS COUPON:
1.000 - 1.000	162	87,370,492.24	5.17
1.001 - 1.500	170	74,131,648.01	4.38
1.501 - 2.000	155	72,305,366.59	4.28
2.001 - 2.500	87	27,954,596.25	1.65
2.501 - 3.000	53	20,215,453.70	1.20
3.001 - 3.500	32	8,399,348.30	0.50
3.501 - 4.000	16	3,984,769.60	0.24
4.001 - 4.500	7	2,277,328.28	0.13
4.501 - 5.000	8	2,167,355.06	0.13
5.001 - 5.500	47	27,343,925.76	1.62
5.501 - 6.000	392	204,028,399.57	12.07
6.001 - 6.500	1,242	602,000,650.32	35.60
6.501 - 7.000	1,040	432,401,542.80	25.57
7.001 - 7.500	312	99,784,694.87	5.90
7.501 - 8.000	66	22,386,385.18	1.32
8.001 - 8.500	13	4,148,276.88	0.25
9.501 - 9.625	1	152,333.54	0.01
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MAX INT RATE:
8.950 - 9.000	2	800,540.78	0.05
9.501 - 10.000	3,764	1,675,781,627.79	99.10
10.001 - 10.500	9	2,900,767.39	0.17
10.501 - 11.000	13	5,666,392.51	0.34
11.001 - 11.500	13	5,206,821.18	0.31
11.501 - 12.000	1	369,217.78	0.02
13.001 - 13.075	1	327,199.52	0.02
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MIN INT RATE:
0.900 - 1.000	10	3,991,371.33	0.24
1.001 - 1.500	6	3,189,040.57	0.19
1.501 - 2.000	27	12,369,553.24	0.73
2.001 - 2.500	155	78,283,551.03	4.63
2.501 - 3.000	988	493,531,635.86	29.18
3.001 - 3.500	2,072	890,640,188.35	52.67
3.501 - 4.000	364	151,297,638.26	8.95
4.001 - 4.500	130	41,863,865.91	2.48
4.501 - 5.000	48	15,239,060.27	0.90
5.001 - 5.500	2	494,328.59	0.03
6.001 - 6.400	1	152,333.54	0.01
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GROSS MARGIN:
0.900 - 1.000	2	690,348.24	0.04
1.501 - 2.000	25	11,660,820.69	0.69
2.001 - 2.500	157	78,942,426.56	4.67
2.501 - 3.000	992	495,251,046.98	29.29
3.001 - 3.500	2,080	894,721,498.99	52.91
3.501 - 4.000	366	152,391,225.74	9.01
4.001 - 4.500	130	41,509,477.35	2.45
4.501 - 5.000	48	15,239,060.27	0.90
5.001 - 5.500	2	494,328.59	0.03
6.001 - 6.400	1	152,333.54	0.01
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

INDEX:
MTA	3,343	1,546,332,628.72	91.44
LIBOR	460	144,719,938.23	8.56
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

RATE ADJUSTMENT FREQUENCY:
1	3,803	1,691,052,566.95	100.00
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MONTHS TO NEXT RATE ADJUSTMENT:
1	3,581	1,601,624,445.00	94.71
2	184	74,735,679.95	4.42
3	38	14,692,442.00	0.87
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MONTHS TO NEXT PAYMENT ADJUSTMENT:
2	1	27,592.00	0.00
4	2	762,828.13	0.05
6	4	1,394,616.44	0.08
7	11	4,523,038.09	0.27
8	23	9,336,820.41	0.55
9	66	27,790,773.85	1.64
10	242	118,264,924.74	6.99
11	956	429,124,617.94	25.38
12	2,051	896,730,850.71	53.03
13	447	203,096,504.64	12.01
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

FICO SCORE:
<= 300	10	2,796,227.55	0.17
521 - 540	1	260,439.51	0.02
581 - 600	1	347,233.98	0.02
601 - 620	20	9,567,974.07	0.57
621 - 640	246	97,553,680.69	5.77
641 - 660	406	160,338,416.91	9.48
661 - 680	746	320,660,438.57	18.96
681 - 700	670	310,226,448.11	18.35
701 - 720	443	215,527,609.02	12.75
721 - 740	427	192,631,822.98	11.39
741 - 760	376	176,635,368.78	10.45
761 - 780	259	115,418,086.73	6.83
781 - 800	157	72,790,578.58	4.30
801 - 820	40	16,098,111.92	0.95
821 - 821	1	200,129.55	0.01
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

NEG AMORT LIMIT:
110	39	14,940,176.57	0.88
115	3,764	1,676,112,390.38	99.12
Total	3,803	1,691,052,566.95	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PAY CAP:
7.50	3,803	1,691,052,566.95	100.00
Total	3,803	1,691,052,566.95	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	HV05-16 GROUP 1
	Balances as of various

Total Current Balance:	280,691,433
Total Original Balance:	281,083,817

Number Of Loans:	1,216

			Minimum	Maximum
Average Current Balance:	$230,831.77		$27,592.00	$662,679.84
Average Original Amount:	$231,154.45		$28,000.00	$664,000.00

Weighted Average Gross Coupon:	5.670%		1.000	9.625%
Weighted Average Gross Margin:	3.298%		0.975	6.400%
Weighted Average Max Int Rate:	9.964%		8.950	13.075%
Weighted Average Min Int Rate:	3.289%		0.975	6.400%

Weighted Average Original Ltv:	77.22%		2.75	95.00%

Weighted Average Neg Amort Limit:	115		110	115
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	699		620	821

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	359	months	349	360	months
Weighted Average Seasoning:	1	months	0	11	months

Weighted Average Next Rate Reset:	1	months	1	3	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Next Pymt Reset:	12	months	2	13	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Top State Concentrations ($):	37.39 % California, 14.85 % Florida, 6.31 % Nevada
Top Prepay Penalty Concentrations ($):	68.19 % Prepayment Penalty, 31.81 % No Prepayment Penalty
Top Silent 2Nds Concentrations ($):	77.54 % No Silent Seconds, 22.46 % Silent Second
Maximum Zip Code Concentration ($):	0.64% 89121 (LAS VEGAS, NV)

First Pay Date:			Jan 01, 2005	Jan 01, 2006
Paid To Date:			Sep 01, 2005	Jan 01, 2006
Mature Date:			Dec 01, 2034	Dec 01, 2035

Table

Table
	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

CURRENT BALANCE:
27,592 - 50,000	7	271,570.97	0.10
50,001 - 100,000	76	5,995,301.70	2.14
100,001 - 150,000	160	20,409,259.11	7.27
150,001 - 200,000	249	44,061,163.70	15.70
200,001 - 250,000	244	55,273,150.34	19.69
250,001 - 300,000	222	61,037,841.48	21.75
300,001 - 350,000	173	56,303,229.10	20.06
350,001 - 400,000	46	16,842,512.76	6.00
400,001 - 450,000	12	5,149,807.24	1.83
450,001 - 500,000	5	2,425,332.08	0.86
500,001 - 550,000	5	2,670,885.68	0.95
550,001 - 600,000	9	5,151,173.42	1.84
600,001 - 650,000	6	3,787,406.39	1.35
650,001 - 662,680	2	1,312,798.78	0.47
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

ORIGINAL TERM:
360	1,216	280,691,432.75	100.00
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

REMAINING TERM:
349 - 350	1	27,592.00	0.01
351 - 360	1,215	280,663,840.75	99.99
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

CONFORMING:
CON	1,216	280,691,432.75	100.00
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PROPERTY TYPE:
Single Family	555	122,802,404.61	43.75
Two-Four Family	184	57,315,073.12	20.42
PUD	244	55,691,522.09	19.84
Condominium	232	44,639,219.47	15.90
Co-Op	1	243,213.46	0.09
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

OCCUPANCY:
Investor	605	133,529,355.19	47.57
Primary	476	117,516,499.99	41.87
Second Home	135	29,645,577.57	10.56
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PURPOSE:
Purchase	566	123,212,109.92	43.90
Cash Out Refinance	487	120,923,548.61	43.08
Rate/Term Refinance	163	36,555,774.22	13.02
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

DOCUMENTATION:
Reduced Documentation	766	183,319,096.89	65.31
Full Documentation	242	53,143,878.32	18.93
SISA	111	26,501,524.71	9.44
Alternative Documentation	97	17,726,932.83	6.32
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

ORIGINAL LTV:
<= 10.00	1	29,928.51	0.01
10.01 - 15.00	1	102,754.54	0.04
20.01 - 25.00	1	54,352.27	0.02
25.01 - 30.00	3	459,929.53	0.16
30.01 - 35.00	7	1,614,779.09	0.58
35.01 - 40.00	3	632,826.92	0.23
40.01 - 45.00	10	2,283,170.60	0.81
45.01 - 50.00	16	3,538,766.78	1.26
50.01 - 55.00	20	3,960,466.09	1.41
55.01 - 60.00	21	4,629,294.46	1.65
60.01 - 65.00	38	9,838,444.70	3.51
65.01 - 70.00	85	21,227,724.27	7.56
70.01 - 75.00	178	46,311,064.03	16.50
75.01 - 80.00	615	139,277,741.79	49.62
80.01 - 85.00	10	2,356,458.14	0.84
85.01 - 90.00	155	33,683,431.90	12.00
90.01 - 95.00	52	10,690,299.13	3.81
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

STATE:
California	353	104,940,388.67	37.39
Florida	212	41,680,821.65	14.85
Nevada	81	17,709,277.84	6.31
Arizona	82	17,441,380.70	6.21
New Jersey	40	10,567,634.39	3.76
Illinois	41	9,106,143.09	3.24
Washington	45	9,035,469.08	3.22
Massachusetts	34	8,809,072.57	3.14

All Others (36)	328	61,401,244.76	21.87
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GROSS COUPON:
1.000 - 1.000	27	6,438,657.89	2.29
1.001 - 1.500	72	16,317,265.42	5.81
1.501 - 2.000	51	11,823,084.57	4.21
2.001 - 2.500	58	12,141,933.62	4.33
2.501 - 3.000	31	6,502,598.26	2.32
3.001 - 3.500	24	4,427,696.04	1.58
3.501 - 4.000	12	2,521,687.21	0.90
4.001 - 4.500	3	535,325.00	0.19
4.501 - 5.000	5	872,047.87	0.31
5.001 - 5.500	7	1,464,277.33	0.52
5.501 - 6.000	77	18,124,709.75	6.46
6.001 - 6.500	243	61,270,318.63	21.83
6.501 - 7.000	388	92,875,511.58	33.09
7.001 - 7.500	178	36,990,026.37	13.18
7.501 - 8.000	34	7,282,451.73	2.59
8.001 - 8.500	5	951,507.94	0.34
9.501 - 9.625	1	152,333.54	0.05
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MAX INT RATE:
8.950 - 9.000	1	344,597.21	0.12
9.501 - 10.000	1,197	275,552,923.90	98.17
10.001 - 10.500	7	1,900,342.10	0.68
10.501 - 11.000	6	1,820,605.09	0.65
11.001 - 11.500	4	745,764.93	0.27
13.001 - 13.075	1	327,199.52	0.12
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MIN INT RATE:
0.975 - 1.000	3	586,359.56	0.21
1.001 - 1.500	1	575,228.81	0.20
1.501 - 2.000	10	2,337,039.88	0.83
2.001 - 2.500	41	8,821,063.83	3.14
2.501 - 3.000	203	46,713,103.25	16.64
3.001 - 3.500	717	167,152,780.28	59.55
3.501 - 4.000	145	34,377,115.19	12.25
4.001 - 4.500	69	14,354,778.66	5.11
4.501 - 5.000	24	5,127,301.16	1.83
5.001 - 5.500	2	494,328.59	0.18
6.001 - 6.400	1	152,333.54	0.05
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GROSS MARGIN:
0.975 - 1.000	1	147,528.81	0.05
1.501 - 2.000	9	2,018,393.89	0.72
2.001 - 2.500	42	9,020,507.41	3.21
2.501 - 3.000	203	46,713,103.25	16.64
3.001 - 3.500	719	168,139,342.25	59.90
3.501 - 4.000	145	34,377,115.19	12.25
4.001 - 4.500	70	14,501,478.66	5.17
4.501 - 5.000	24	5,127,301.16	1.83
5.001 - 5.500	2	494,328.59	0.18
6.001 - 6.400	1	152,333.54	0.05
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

INDEX:
MTA	931	223,907,842.97	79.77
LIBOR	285	56,783,589.78	20.23
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

RATE ADJUSTMENT FREQUENCY:
1	1,216	280,691,432.75	100.00
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MONTHS TO NEXT RATE ADJUSTMENT:
1	1,106	257,967,786.20	91.90
2	87	17,699,374.55	6.31
3	23	5,024,272.00	1.79
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MONTHS TO NEXT PAYMENT ADJUSTMENT:
2	1	27,592.00	0.01
4	1	346,772.02	0.12
6	2	466,210.68	0.17
7	3	618,477.60	0.22
8	12	3,253,646.80	1.16
9	21	4,595,664.79	1.64
10	44	9,668,988.93	3.44
11	253	61,395,652.02	21.87
12	707	161,230,918.07	57.44
13	172	39,087,509.84	13.93
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

FICO SCORE:
620 - 620	2	548,238.53	0.20
621 - 640	86	21,042,802.05	7.50
641 - 660	164	37,609,928.39	13.40
661 - 680	245	57,801,625.08	20.59
681 - 700	186	43,935,213.70	15.65
701 - 720	126	28,907,820.79	10.30
721 - 740	127	29,810,703.35	10.62
741 - 760	122	26,757,572.98	9.53
761 - 780	87	19,064,126.63	6.79
781 - 800	52	11,495,114.61	4.10
801 - 820	18	3,518,157.09	1.25
821 - 821	1	200,129.55	0.07
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

NEG AMORT LIMIT:
110	16	3,984,382.98	1.42
115	1,200	276,707,049.77	98.58
Total	1,216	280,691,432.75	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PAY CAP:
7.50	1,216	280,691,432.75	100.00
Total	1,216	280,691,432.75	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	HV05-16 GROUP 2
	Balances as of various

Total Current Balance:	304,205,282
Total Original Balance:	305,097,554

Number Of Loans:	598

			Minimum	Maximum
Average Current Balance:	$508,704.49		$54,878.93	$1,996,368.60
Average Original Amount:	$510,196.58		$55,000.00	$1,999,950.00

Weighted Average Gross Coupon:	5.246%		1.000	8.500%
Weighted Average Gross Margin:	3.279%		1.925	4.900%
Weighted Average Max Int Rate:	9.955%		8.950	11.700%
Weighted Average Min Int Rate:	3.274%		1.000	4.900%

Weighted Average Original Ltv:	76.29%		37.94	95.00%

Weighted Average Neg Amort Limit:	115		110	115
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	708		0	815

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	359	months	351	360	months
Weighted Average Seasoning:	1	months	0	9	months

Weighted Average Next Rate Reset:	1	months	1	3	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Next Pymt Reset:	12	months	4	13	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Top State Concentrations ($):	50.66 % California, 9.98 % New Jersey, 7.18 % Florida
Top Prepay Penalty Concentrations ($):	100.00 % No Prepayment Penalty
Top Silent 2Nds Concentrations ($):	71.63 % No Silent Seconds, 28.37 % Silent Second
Maximum Zip Code Concentration ($):	1.10% 94010 (BURLINGAME, CA)

First Pay Date:			Mar 01, 2005	Jan 01, 2006
Paid To Date:			Sep 01, 2005	Jan 01, 2006
Mature Date:			Feb 01, 2035	Dec 01, 2035

Table

Table
	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

CURRENT BALANCE:
54,879 - 100,000	1	54,878.93	0.02
100,001 - 150,000	10	1,250,616.05	0.41
150,001 - 200,000	21	3,680,091.84	1.21
200,001 - 250,000	33	7,417,721.01	2.44
250,001 - 300,000	26	7,198,800.28	2.37
300,001 - 350,000	43	13,866,765.49	4.56
350,001 - 400,000	90	34,365,755.85	11.30
400,001 - 450,000	75	31,653,070.22	10.41
450,001 - 500,000	66	31,290,778.92	10.29
500,001 - 550,000	52	27,350,826.45	8.99
550,001 - 600,000	36	20,617,729.94	6.78
600,001 - 650,000	45	28,476,951.67	9.36
650,001 - 700,000	16	10,787,087.18	3.55
700,001 - 750,000	13	9,510,079.88	3.13
750,001 - 800,000	7	5,454,827.63	1.79
800,001 - 850,000	12	9,941,374.01	3.27
850,001 - 900,000	8	7,069,293.55	2.32
900,001 - 950,000	5	4,623,804.14	1.52
950,001 - 1,000,000	10	9,903,924.87	3.26
1,000,001 - 1,050,000	2	2,067,694.97	0.68
1,050,001 - 1,100,000	3	3,261,858.20	1.07
1,100,001 - 1,150,000	1	1,137,528.00	0.37
1,150,001 - 1,200,000	2	2,337,457.61	0.77
1,200,001 - 1,250,000	3	3,679,555.71	1.21
1,250,001 - 1,300,000	1	1,298,781.16	0.43
1,300,001 - 1,350,000	4	5,329,234.05	1.75
1,350,001 - 1,400,000	2	2,746,192.96	0.90
1,450,001 - 1,500,000	7	10,399,987.73	3.42
1,600,001 - 1,650,000	1	1,614,039.34	0.53
1,900,001 - 1,950,000	2	3,822,206.05	1.26
1,950,001 - 1,996,369	1	1,996,368.60	0.66
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

ORIGINAL TERM:
360	598	304,205,282.29	100.00
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

REMAINING TERM:
351 - 360	598	304,205,282.29	100.00
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

CONFORMING:
NC	532	287,488,705.10	94.50
CON	66	16,716,577.19	5.50
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PROPERTY TYPE:
Single Family	337	173,905,776.70	57.17
PUD	156	80,838,493.38	26.57
Condominium	76	33,600,029.21	11.05
Two-Four Family	29	15,860,983.00	5.21
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

OCCUPANCY:
Primary	452	228,958,632.06	75.26
Investor	105	49,657,579.83	16.32
Second Home	41	25,589,070.40	8.41
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PURPOSE:
Purchase	391	181,269,391.14	59.59
Cash Out Refinance	145	84,994,497.58	27.94
Rate/Term Refinance	62	37,941,393.57	12.47
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

DOCUMENTATION:
Reduced Documentation	444	232,560,217.47	76.45
Full Documentation	96	46,480,663.21	15.28
SISA	38	16,261,301.78	5.35
Alternative Documentation	20	8,903,099.83	2.93
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

ORIGINAL LTV:
37.94 - 40.00	1	1,478,357.49	0.49
40.01 - 45.00	4	2,041,186.76	0.67
45.01 - 50.00	5	3,494,790.93	1.15
50.01 - 55.00	9	6,170,799.89	2.03
55.01 - 60.00	15	11,488,681.71	3.78
60.01 - 65.00	22	14,699,652.11	4.83
65.01 - 70.00	47	27,558,558.04	9.06
70.01 - 75.00	100	61,386,318.84	20.18
75.01 - 80.00	282	133,273,118.40	43.81
80.01 - 85.00	3	1,676,579.60	0.55
85.01 - 90.00	61	24,283,268.66	7.98
90.01 - 95.00	49	16,653,969.86	5.47
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

STATE:
California	284	154,117,011.59	50.66
New Jersey	56	30,361,847.02	9.98
Florida	52	21,842,471.00	7.18
Virginia	32	15,889,252.23	5.22
Illinois	24	11,491,019.55	3.78
Arizona	23	11,341,586.21	3.73

All Others (28) + DC	127	59,162,094.69	19.45
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GROSS COUPON:
1.000 - 1.000	35	20,288,067.35	6.67
1.001 - 1.500	22	10,170,188.55	3.34
1.501 - 2.000	59	34,421,642.52	11.32
2.001 - 2.500	16	9,191,871.46	3.02
2.501 - 3.000	11	6,032,580.16	1.98
3.001 - 3.500	2	929,700.00	0.31
3.501 - 4.000	2	667,712.12	0.22
4.501 - 5.000	1	327,328.11	0.11
5.001 - 5.500	5	3,125,689.08	1.03
5.501 - 6.000	62	33,231,445.58	10.92
6.001 - 6.500	114	59,665,752.03	19.61
6.501 - 7.000	205	100,329,919.10	32.98
7.001 - 7.500	48	18,683,106.24	6.14
7.501 - 8.000	11	5,043,872.47	1.66
8.001 - 8.500	5	2,096,407.52	0.69
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MAX INT RATE:
8.950 - 9.000	1	455,943.57	0.15
9.501 - 10.000	594	302,497,711.84	99.44
11.001 - 11.500	2	882,409.10	0.29
11.501 - 11.700	1	369,217.78	0.12
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MIN INT RATE:
1.000 - 1.000	2	693,343.76	0.23
1.001 - 1.500	1	429,053.48	0.14
1.501 - 2.000	1	485,082.28	0.16
2.001 - 2.500	26	14,344,926.38	4.72
2.501 - 3.000	125	62,162,554.36	20.43
3.001 - 3.500	322	166,732,421.66	54.81
3.501 - 4.000	93	46,718,115.88	15.36
4.001 - 4.500	20	9,593,494.29	3.15
4.501 - 4.900	8	3,046,290.20	1.00
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GROSS MARGIN:
1.925 - 2.000	1	485,082.28	0.16
2.001 - 2.500	26	14,344,926.38	4.72
2.501 - 3.000	127	62,855,898.12	20.66
3.001 - 3.500	324	167,662,563.70	55.11
3.501 - 4.000	93	46,718,115.88	15.36
4.001 - 4.500	19	9,092,405.73	2.99
4.501 - 4.900	8	3,046,290.20	1.00
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

INDEX:
MTA	536	276,628,832.13	90.93
LIBOR	62	27,576,450.16	9.07
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

RATE ADJUSTMENT FREQUENCY:
1	598	304,205,282.29	100.00
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MONTHS TO NEXT RATE ADJUSTMENT:
1	522	258,874,433.52	85.10
2	71	40,974,828.77	13.47
3	5	4,356,020.00	1.43
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MONTHS TO NEXT PAYMENT ADJUSTMENT:
4	1	416,056.11	0.14
6	1	434,109.99	0.14
7	1	385,712.05	0.13
8	8	4,589,204.79	1.51
9	19	7,634,594.83	2.51
10	25	11,855,233.76	3.90
11	108	49,118,817.76	16.15
12	370	193,183,951.20	63.50
13	65	36,587,601.80	12.03
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

FICO SCORE:
<= 300	1	172,062.32	0.06
521 - 540	1	260,439.51	0.09
581 - 600	1	347,233.98	0.11
601 - 620	3	1,953,142.39	0.64
621 - 640	27	11,675,682.75	3.84
641 - 660	50	22,794,687.44	7.49
661 - 680	110	51,653,950.57	16.98
681 - 700	105	57,124,586.98	18.78
701 - 720	77	42,727,255.78	14.05
721 - 740	75	38,814,404.99	12.76
741 - 760	64	33,784,568.12	11.11
761 - 780	43	20,506,030.90	6.74
781 - 800	36	19,842,923.33	6.52
801 - 815	5	2,548,313.23	0.84
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

NEG AMORT LIMIT:
110	11	4,242,207.36	1.39
115	587	299,963,074.93	98.61
Total	598	304,205,282.29	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PAY CAP:
7.50	598	304,205,282.29	100.00
Total	598	304,205,282.29	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	HV05-16 GROUP 3
	Balances as of various

Total Current Balance:	844,592,765
Total Original Balance:	846,010,453

Number Of Loans:	1,533

			Minimum	Maximum
Average Current Balance:	$550,941.14		$109,205.19	$2,001,230.57
Average Original Amount:	$551,865.92		$109,155.00	$2,000,000.00

Weighted Average Gross Coupon:	5.489%		1.000	8.250%
Weighted Average Gross Margin:	3.037%		0.900	4.900%
Weighted Average Max Int Rate:	9.956%		9.950	11.450%
Weighted Average Min Int Rate:	3.032%		0.900	4.900%

Weighted Average Original Ltv:	75.43%		8.00	95.00%

Weighted Average Neg Amort Limit:	115		110	115
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	705		0	814

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	359	months	354	360	months
Weighted Average Seasoning:	1	months	0	6	months

Weighted Average Next Rate Reset:	1	months	1	3	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Next Pymt Reset:	12	months	7	13	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Top State Concentrations ($):	71.87 % California, 9.00 % Florida, 3.89 % Nevada
Top Prepay Penalty Concentrations ($):	100.00 % Prepayment Penalty
Top Silent 2Nds Concentrations ($):	67.40 % No Silent Seconds, 32.60 % Silent Second
Maximum Zip Code Concentration ($):	0.79% 92130 (SAN DIEGO, CA)

First Pay Date:			Jun 01, 2005	Jan 01, 2006
Paid To Date:			Sep 01, 2005	Jan 01, 2006
Mature Date:			May 01, 2035	Dec 01, 2035

Table

Table
	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

CURRENT BALANCE:
109,205 - 150,000	10	1,327,417.06	0.16
150,001 - 200,000	16	2,776,063.23	0.33
200,001 - 250,000	35	7,962,587.35	0.94
250,001 - 300,000	30	8,378,857.78	0.99
300,001 - 350,000	33	10,631,482.87	1.26
350,001 - 400,000	254	97,092,049.61	11.50
400,001 - 450,000	242	102,943,796.02	12.19
450,001 - 500,000	205	97,571,547.02	11.55
500,001 - 550,000	140	73,404,935.08	8.69
550,001 - 600,000	139	79,930,572.48	9.46
600,001 - 650,000	147	93,124,930.41	11.03
650,001 - 700,000	52	35,226,075.56	4.17
700,001 - 750,000	46	33,415,856.71	3.96
750,001 - 800,000	19	14,784,545.97	1.75
800,001 - 850,000	19	15,660,090.51	1.85
850,001 - 900,000	25	22,056,796.86	2.61
900,001 - 950,000	12	11,031,184.88	1.31
950,001 - 1,000,000	35	34,652,700.62	4.10
1,000,001 - 1,050,000	4	4,043,865.55	0.48
1,050,001 - 1,100,000	7	7,538,190.76	0.89
1,100,001 - 1,150,000	6	6,806,074.90	0.81
1,150,001 - 1,200,000	6	7,100,603.72	0.84
1,200,001 - 1,250,000	3	3,694,573.60	0.44
1,250,001 - 1,300,000	3	3,859,106.81	0.46
1,300,001 - 1,350,000	4	5,316,083.93	0.63
1,350,001 - 1,400,000	6	8,242,965.56	0.98
1,400,001 - 1,450,000	1	1,436,955.69	0.17
1,450,001 - 1,500,000	19	28,315,351.83	3.35
1,500,001 - 1,550,000	1	1,520,000.00	0.18
1,550,001 - 1,600,000	2	3,182,340.22	0.38
1,600,001 - 1,650,000	2	3,289,932.67	0.39
1,650,001 - 1,700,000	3	5,043,363.72	0.60
1,700,001 - 1,750,000	1	1,742,456.44	0.21
1,750,001 - 1,800,000	2	3,548,033.63	0.42
1,900,001 - 1,950,000	1	1,946,508.05	0.23
1,950,001 - 2,000,000	2	3,993,637.55	0.47
2,000,001 - 2,001,231	1	2,001,230.57	0.24
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

ORIGINAL TERM:
360	1,533	844,592,765.22	100.00
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

REMAINING TERM:
354 - 360	1,533	844,592,765.22	100.00
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

CONFORMING:
NC	1,519	840,469,628.61	99.51
CON	14	4,123,136.61	0.49
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PROPERTY TYPE:
Single Family	893	494,051,558.06	58.50
PUD	379	208,946,590.66	24.74
Condominium	181	90,297,928.02	10.69
Two-Four Family	80	51,296,688.48	6.07
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

OCCUPANCY:
Primary	1,254	683,227,432.48	80.89
Investor	201	113,389,561.50	13.43
Second Home	78	47,975,771.24	5.68
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PURPOSE:
Purchase	785	427,125,612.14	50.57
Cash Out Refinance	572	315,472,777.76	37.35
Rate/Term Refinance	176	101,994,375.32	12.08
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

DOCUMENTATION:
Reduced Documentation	1,195	672,968,905.96	79.68
Full Documentation	164	85,871,871.21	10.17
SISA	135	65,850,738.22	7.80
Alternative Documentation	39	19,901,249.83	2.36
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

ORIGINAL LTV:
<= 10.00	1	522,846.57	0.06
15.01 - 20.00	1	498,808.47	0.06
25.01 - 30.00	2	1,148,393.56	0.14
30.01 - 35.00	2	1,265,162.36	0.15
35.01 - 40.00	3	1,492,686.88	0.18
40.01 - 45.00	8	4,452,194.97	0.53
45.01 - 50.00	11	6,920,992.02	0.82
50.01 - 55.00	19	14,954,052.10	1.77
55.01 - 60.00	31	21,650,758.70	2.56
60.01 - 65.00	56	37,397,251.61	4.43
65.01 - 70.00	125	85,001,744.44	10.06
70.01 - 75.00	276	182,254,761.12	21.58
75.01 - 80.00	883	445,816,463.63	52.78
80.01 - 85.00	5	2,037,617.72	0.24
85.01 - 90.00	62	24,138,745.97	2.86
90.01 - 95.00	48	15,040,285.10	1.78
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

STATE:
California	1,090	607,033,618.60	71.87
Florida	135	75,982,671.08	9.00
Nevada	66	32,850,916.11	3.89

All Others (27)	242	128,725,559.43	15.24
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GROSS COUPON:
1.000 - 1.000	100	60,643,767.00	7.18
1.001 - 1.500	76	47,644,194.04	5.64
1.501 - 2.000	43	25,222,415.36	2.99
2.001 - 2.500	10	5,205,303.15	0.62
2.501 - 3.000	9	5,231,493.60	0.62
3.001 - 3.500	5	2,512,626.06	0.30
3.501 - 4.000	2	795,370.27	0.09
4.001 - 4.500	3	1,252,857.24	0.15
4.501 - 5.000	2	967,979.08	0.11
5.001 - 5.500	32	20,902,742.98	2.47
5.501 - 6.000	213	128,318,832.94	15.19
6.001 - 6.500	651	345,357,572.64	40.89
6.501 - 7.000	308	160,200,944.21	18.97
7.001 - 7.500	65	34,406,854.85	4.07
7.501 - 8.000	12	5,275,214.10	0.62
8.001 - 8.250	2	654,597.70	0.08
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MAX INT RATE:
9.950 - 10.000	1,522	839,224,627.15	99.36
10.001 - 10.500	2	1,000,425.29	0.12
10.501 - 11.000	5	2,703,551.11	0.32
11.001 - 11.450	4	1,664,161.67	0.20
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MIN INT RATE:
0.900 - 1.000	3	1,477,117.05	0.17
1.001 - 1.500	2	1,091,170.80	0.13
1.501 - 2.000	16	9,547,431.08	1.13
2.001 - 2.500	76	46,621,505.04	5.52
2.501 - 3.000	506	295,252,488.57	34.96
3.001 - 3.500	849	452,237,796.67	53.55
3.501 - 4.000	48	25,231,395.67	2.99
4.001 - 4.500	21	8,151,193.48	0.97
4.501 - 4.900	12	4,982,666.86	0.59
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GROSS MARGIN:
0.900 - 1.000	1	542,819.43	0.06
1.501 - 2.000	15	9,157,344.52	1.08
2.001 - 2.500	77	47,080,936.99	5.57
2.501 - 3.000	507	295,642,575.13	35.00
3.001 - 3.500	852	453,803,833.14	53.73
3.501 - 4.000	48	25,231,395.67	2.99
4.001 - 4.500	21	8,151,193.48	0.97
4.501 - 4.900	12	4,982,666.86	0.59
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

INDEX:
MTA	1,420	784,232,866.93	92.85
LIBOR	113	60,359,898.29	7.15
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

RATE ADJUSTMENT FREQUENCY:
1	1,533	844,592,765.22	100.00
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MONTHS TO NEXT RATE ADJUSTMENT:
1	1,503	827,464,278.22	97.97
2	20	11,816,337.00	1.40
3	10	5,312,150.00	0.63
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MONTHS TO NEXT PAYMENT ADJUSTMENT:
7	6	2,869,497.13	0.34
8	2	1,107,651.60	0.13
9	14	10,233,334.17	1.21
10	118	61,977,625.41	7.34
11	471	252,704,357.67	29.92
12	712	388,278,906.24	45.97
13	210	127,421,393.00	15.09
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

FICO SCORE:
<= 300	9	2,624,165.23	0.31
601 - 620	12	5,425,064.37	0.64
621 - 640	97	44,965,680.39	5.32
641 - 660	144	70,109,294.24	8.30
661 - 680	297	157,814,922.65	18.69
681 - 700	286	155,336,362.21	18.39
701 - 720	186	114,954,995.59	13.61
721 - 740	169	93,290,055.16	11.05
741 - 760	158	97,753,585.72	11.57
761 - 780	108	62,614,577.37	7.41
781 - 800	54	32,449,703.41	3.84
801 - 814	13	7,254,358.88	0.86
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

NEG AMORT LIMIT:
110	11	5,481,529.31	0.65
115	1,522	839,111,235.91	99.35
Total	1,533	844,592,765.22	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PAY CAP:
7.50	1,533	844,592,765.22	100.00
Total	1,533	844,592,765.22	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	HV05-16 GROUP 4
	Balances as of various

Total Current Balance:	261,563,087
Total Original Balance:	262,075,707

Number Of Loans:	456

			Minimum	Maximum
Average Current Balance:	$573,603.26		$157,649.41	$2,603,364.83
Average Original Amount:	$574,727.43		$157,600.00	$2,600,000.00

Weighted Average Gross Coupon:	6.406%		1.750	8.125%
Weighted Average Gross Margin:	3.198%		2.200	4.875%
Weighted Average Max Int Rate:	9.963%		9.950	11.450%
Weighted Average Min Int Rate:	3.180%		1.000	4.875%

Weighted Average Original Ltv:	78.15%		48.31	95.00%

Weighted Average Neg Amort Limit:	115		110	115
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	697		602	816

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	358	months	353	359	months
Weighted Average Seasoning:	2	months	1	7	months

Weighted Average Next Rate Reset:	1	months	1	2	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Next Pymt Reset:	11	months	6	12	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Top State Concentrations ($):	66.85 % California, 13.16 % Florida, 4.54 % Nevada
Top Prepay Penalty Concentrations ($):	100.00 % Prepayment Penalty
Top Silent 2Nds Concentrations ($):	80.78 % No Silent Seconds, 19.22 % Silent Second
Maximum Zip Code Concentration ($):	1.14% 94010 (BURLINGAME, CA)

First Pay Date:			Jun 01, 2005	Dec 01, 2005
Paid To Date:			Sep 01, 2005	Jan 01, 2006
Mature Date:			May 01, 2035	Nov 01, 2035

Table

Table
	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

CURRENT BALANCE:
157,649 - 200,000	2	357,388.76	0.14
200,001 - 250,000	1	248,707.52	0.10
350,001 - 400,000	8	3,010,088.76	1.15
400,001 - 450,000	127	54,195,147.65	20.72
450,001 - 500,000	94	44,816,774.00	17.13
500,001 - 550,000	62	32,423,448.55	12.40
550,001 - 600,000	44	25,472,342.48	9.74
600,001 - 650,000	50	31,440,070.16	12.02
650,001 - 700,000	11	7,409,620.03	2.83
700,001 - 750,000	8	5,838,034.66	2.23
750,001 - 800,000	7	5,420,652.89	2.07
800,001 - 850,000	5	4,127,638.96	1.58
850,001 - 900,000	6	5,294,478.73	2.02
900,001 - 950,000	2	1,822,546.84	0.70
950,001 - 1,000,000	4	3,911,772.47	1.50
1,000,001 - 1,050,000	2	2,064,290.80	0.79
1,050,001 - 1,100,000	3	3,242,847.46	1.24
1,150,001 - 1,200,000	1	1,179,043.57	0.45
1,200,001 - 1,250,000	4	4,911,590.88	1.88
1,250,001 - 1,300,000	1	1,296,902.02	0.50
1,350,001 - 1,400,000	6	8,281,747.57	3.17
1,400,001 - 1,450,000	1	1,441,533.22	0.55
1,600,001 - 1,650,000	2	3,227,834.28	1.23
1,700,001 - 1,750,000	1	1,716,213.93	0.66
1,850,001 - 1,900,000	1	1,895,817.72	0.72
1,900,001 - 1,950,000	1	1,921,760.48	0.73
1,950,001 - 2,000,000	1	1,991,427.47	0.76
2,600,001 - 2,603,365	1	2,603,364.83	1.00
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

ORIGINAL TERM:
360	456	261,563,086.69	100.00
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

REMAINING TERM:
353 - 359	456	261,563,086.69	100.00
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

CONFORMING:
NC	456	261,563,086.69	100.00
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PROPERTY TYPE:
Single Family	322	180,992,770.71	69.20
PUD	85	50,145,908.12	19.17
Condominium	39	22,836,270.86	8.73
Two-Four Family	10	7,588,137.00	2.90
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

OCCUPANCY:
Primary	410	229,950,929.72	87.91
Investor	31	18,206,776.53	6.96
Second Home	15	13,405,380.44	5.13
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PURPOSE:
Cash Out Refinance	214	125,819,616.68	48.10
Purchase	170	96,360,992.70	36.84
Rate/Term Refinance	72	39,382,477.31	15.06
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

DOCUMENTATION:
Reduced Documentation	334	196,419,360.01	75.09
Full Documentation	79	42,783,891.73	16.36
SISA	26	13,909,786.42	5.32
Alternative Documentation	16	7,851,478.37	3.00
Unknown	1	598,570.16	0.23
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

ORIGINAL LTV:
48.31 - 50.00	2	1,022,659.06	0.39
50.01 - 55.00	1	483,345.41	0.18
55.01 - 60.00	6	7,068,046.16	2.70
60.01 - 65.00	21	15,488,590.51	5.92
65.01 - 70.00	42	26,767,705.32	10.23
70.01 - 75.00	64	44,704,768.60	17.09
75.01 - 80.00	212	113,514,046.21	43.40
80.01 - 85.00	1	490,309.37	0.19
85.01 - 90.00	83	40,984,362.81	15.67
90.01 - 95.00	24	11,039,253.24	4.22
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

STATE:
California	316	174,856,187.79	66.85
Florida	48	34,414,669.97	13.16
Nevada	20	11,876,521.89	4.54
Virginia	15	8,522,514.89	3.26

All Others (19) + DC	57	31,893,192.15	12.19
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GROSS COUPON:
1.750 - 2.000	2	838,224.14	0.32
2.001 - 2.500	3	1,415,488.02	0.54
2.501 - 3.000	2	2,448,781.68	0.94
3.001 - 3.500	1	529,326.20	0.20
4.001 - 4.500	1	489,146.04	0.19
5.001 - 5.500	3	1,851,216.37	0.71
5.501 - 6.000	40	24,353,411.30	9.31
6.001 - 6.500	234	135,707,007.02	51.88
6.501 - 7.000	139	78,995,167.91	30.20
7.001 - 7.500	21	9,704,707.41	3.71
7.501 - 8.000	9	4,784,846.88	1.83
8.001 - 8.125	1	445,763.72	0.17
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MAX INT RATE:
9.950 - 10.000	451	258,506,364.90	98.83
10.501 - 11.000	2	1,142,236.31	0.44
11.001 - 11.450	3	1,914,485.48	0.73
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MIN INT RATE:
1.000 - 1.000	2	1,234,550.96	0.47
1.001 - 1.500	2	1,093,587.48	0.42
2.001 - 2.500	12	8,496,055.78	3.25
2.501 - 3.000	154	89,403,489.68	34.18
3.001 - 3.500	184	104,517,189.74	39.96
3.501 - 4.000	78	44,971,011.52	17.19
4.001 - 4.500	20	9,764,399.48	3.73
4.501 - 4.875	4	2,082,802.05	0.80
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

GROSS MARGIN:
2.200 - 2.500	12	8,496,055.78	3.25
2.501 - 3.000	155	90,039,470.48	34.42
3.001 - 3.500	185	105,115,759.90	40.19
3.501 - 4.000	80	46,064,599.00	17.61
4.001 - 4.500	20	9,764,399.48	3.73
4.501 - 4.875	4	2,082,802.05	0.80
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

INDEX:
MTA	456	261,563,086.69	100.00
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

RATE ADJUSTMENT FREQUENCY:
1	456	261,563,086.69	100.00
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MONTHS TO NEXT RATE ADJUSTMENT:
1	450	257,317,947.06	98.38
2	6	4,245,139.63	1.62
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MONTHS TO NEXT PAYMENT ADJUSTMENT:
6	1	494,295.77	0.19
7	1	649,351.31	0.25
8	1	386,317.22	0.15
9	12	5,327,180.06	2.04
10	55	34,763,076.64	13.29
11	124	65,905,790.49	25.20
12	262	154,037,075.20	58.89
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

FICO SCORE:
602 - 620	3	1,641,528.78	0.63
621 - 640	36	19,869,515.50	7.60
641 - 660	48	29,824,506.84	11.40
661 - 680	94	53,389,940.27	20.41
681 - 700	93	53,830,285.22	20.58
701 - 720	54	28,937,536.86	11.06
721 - 740	56	30,716,659.48	11.74
741 - 760	32	18,339,641.96	7.01
761 - 780	21	13,233,351.83	5.06
781 - 800	15	9,002,837.23	3.44
801 - 816	4	2,777,282.72	1.06
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

NEG AMORT LIMIT:
110	1	1,232,056.92	0.47
115	455	260,331,029.77	99.53
Total	456	261,563,086.69	100.00

	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

PAY CAP:
7.50	456	261,563,086.69	100.00
Total	456	261,563,086.69	100.00